EXHIBIT 4.3

SUPPLEMENTAL INDENTURE

This Supplemental Indenture, dated as of May 10, 2007 (this “Supplemental Indenture” or “Guarantee”), among the entities listed on Annex A hereto (each, a “Guarantor” and collectively, the “Guarantors”), Ventas, Inc. (together with its successors and assigns, the “Issuer”), each other then existing Subsidiary Guarantor under the Indenture referred to below, and U.S. Bank National Association, as Trustee under the Indenture referred to below.

WITNESSETH:

WHEREAS, the Issuer, the Subsidiary Guarantors and the Trustee have heretofore executed and delivered an Indenture, dated as of December 1, 2006 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of 3 7/8% Convertible Senior Notes due 2011 of the Issuer (the “Notes”);

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Noteholder;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor, the Issuer, the other Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Noteholders as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term “Noteholders” in this Supplemental Indenture shall refer to the term “Noteholders” as defined in the Indenture and the Trustee acting on behalf or for the benefit of such Noteholders. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE 2

AGREEMENT TO BE BOUND; GUARANTEE

Section 2.01. Agreement to be Bound. Each Guarantor hereby becomes a party to the Indenture as a Subsidiary Guarantor and as such will have all of the rights and be subject to all of the obligations and agreements of a Subsidiary Guarantor under the Indenture. Each Guarantor agrees to be bound by all of the provisions of the Indenture applicable to a Subsidiary Guarantor and to perform all of the obligations and agreements of a Subsidiary Guarantor under the Indenture.

Section 2.02. Guarantee. Each Guarantor fully, unconditionally and irrevocably guarantees to each holder of the Notes and the Trustee the Obligations pursuant to Article 14 of the Indenture on a senior basis. To evidence its guarantee, each Guarantor hereby agrees that a notation of its Subsidiary Guarantee substantially in the form attached to the form of Note set forth in Exhibit A to the Indenture will be endorsed by an Officer of such Guarantor on each Note authenticated and delivered by the Trustee. Each Guarantor further agrees that its Subsidiary Guarantee shall remain in full force an defect notwithstanding any failure to so endorse each Note.

ARTICLE 3

MISCELLANEOUS

Section 3.01. Notices. All notices and other communications to any Guarantor shall be given as provided in the Indenture to such Guarantor, at its address set forth below, with a copy to the Issuer as provided in the Indenture for notices to the Issuer.

Section 3.02. Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, other than the Noteholders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

Section 3.03. Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 3.04. Severability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

Section 3.05. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Noteholder heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture.

Section 3.06. Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

Section 3.07. Headings. The headings of the Articles and the sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

GUARANTORS

Ventas MOB Holdings, LLC

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas Nexcore Holding, LLC

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas Broadway MOB, LLC

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas Casper Holdings, LLC

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Ontario III, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Mississauga Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Lynn Valley, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Markham Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Beacon Hill, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Richmond Hill Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Ontario II, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas Grantor Trust #2

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Windsor Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Oakville Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Vancouver, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Sunrise of Vancouver Limited

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR of Burlington Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas Grantor Trust #1

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Holdings, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Holdings, LLC

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Sunrise REIT US Holdings, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Willowbrook, LLC

By:	SZR US Investments, Inc., its Sole Member

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Columbia, LLC

By:	SZR US Investments, Inc., its Sole Member

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Norwood, LLC

By:	SZR US Investments, Inc., its Sole Member

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Rockville, LLC

By:	SZR US Investments, Inc., its Sole Member

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR San Mateo, LLC

By:	SZR US Investments, Inc., its Sole Member

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR US Investments, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR US Finance, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR US UPREIT THREE, LLC

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Lincoln Park, LLC

	By:	SZR US UPREIT THREE, LLC, its Sole Member

	By:	/s/ Richard A. Schweinhart
	Name:	Richard A. Schweinhart
	Title:	President and Chief Financial Officer

SZR North Hills, LLC

	By:	SZR US UPREIT THREE, LLC, its Sole Member

	By:	/s/ Richard A. Schweinhart
	Name:	Richard A. Schweinhart
	Title:	President and Chief Financial Officer

SZR Westlake Village LLC

	By:	SZR US UPREIT THREE, LLC, its Sole Member

	By:	/s/ Richard A. Schweinhart
	Name:	Richard A. Schweinhart
	Title:	President and Chief Financial Officer

SZR Yorba Linda, LLC

By:	SZR US UPREIT THREE, LLC, its Sole Member

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

ISSUER

VENTAS, INC., as Issuer

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXISTING SUBSIDIARY GUARANTORS

Ventas Realty, Limited Partnership

	By:	Ventas, Inc., its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Ventas LP Realty, L.L.C.

	By:	Ventas, Inc., its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Ventas Healthcare Properties, Inc.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Ventas TRS, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President

Ventas Framingham, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Ventas Management, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

ElderTrust

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ElderTrust Operating Limited Partnership

	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Capital Corp.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Berkshire Limited Partnership

	By:	ET Berkshire, LLC, its General Partner
	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Berkshire, LLC

	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

Cabot ALF, L.L.C.

	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

Cleveland ALF, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Heritage Woods, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Highgate, L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET GENPAR, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Lacey I, L.L.C.

	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Sub-Lehigh Limited Partnership

	By:	ET Lehigh, LLC, its General Partner
	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Lehigh, LLC

	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Sub-Lopatcong, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Pennsburg Manor Limited Partnership, L.L.P.

	By:	ET Pennsburg Finance, L.L.C., its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Pennsburg Finance, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Phillipsburg I, L.L.C.

	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Sub-Pleasant View, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Rittenhouse Limited Partnership, L.L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Riverview Ridge Limited Partnership, L.L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Sanatoga Limited Partnership

By:	ET Sanatoga, LLC, its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sanatoga, LLC

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-SMOB, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

Vernon ALF, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Willowbrook Limited Partnership, L.L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Wayne I Limited Partnership, L.L.P.

	By:	ET Wayne Finance, L.L.C., its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Wayne Finance, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Wayne Finance, Inc.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Chairman, Executive Vice President and Secretary

Ventas Sun LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Ventas Cal Sun LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Ventas Provident, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT GP, LLC

	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT OP, L.P.

	By:	PSLT GP, LLC, its General Partner
	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-BLC Properties Holdings, LLC

	By:	PSLT OP, L.P., its Sole Member
	By:	PSLT GP, LLC, its General Partner
	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Arizona-EM, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of California, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of California-RC, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of California-San Marcos, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Illinois-2960, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Illinois-II, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BLC of California-San Marcos, L.P.

By:	Brookdale Living Communities of California-San Marcos, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Holdings, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Indiana-OL, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Massachusetts-RB, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Minnesota, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of New York-GB, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Washington-PP, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

The Ponds of Pembroke Limited Partnership

By:	Brookdale Holdings, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

River Oaks Partners

By:	Brookdale Holdings, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-ALS Properties Holdings, LLC

	By:	PSLT OP, L.P., its Sole Member
	By:	PSLT GP, LLC, its General Partner
	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-ALS Properties I, LLC

	By:	PSLT-ALS Properties Holdings, LLC, its Sole Member
	By:	PSLT OP, L.P., its Sole Member
	By:	PSLT GP, LLC, its General Partner
	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

ET Sub-Woodbridge, L.P.

	By:	ET GENPAR, L.L.C., its General Partner
	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

VSCRE Holdings, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

United Rehab Realty Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Martinsburg Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Ontario Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Medina Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Washington Township Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

EC Lebanon Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

EC Hamilton Place Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

EC Timberlin Parc Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

EC Halcyon Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Altoona Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Altoona Realty GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Altoona Realty, LP

	By:	BCC Altoona Realty GP, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

BCC Reading Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Reading Realty GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Reading Realty, LP

	By:	BCC Reading Realty GP, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

BCC Berwick Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Berwick Realty GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Berwick Realty, LP

	By:	BCC Berwick Realty GP, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

BCC Lewistown Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Lewistown Realty GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Lewistown Realty, LP

	By:	BCC Lewistown Realty GP, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

BCC State College Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC State College Realty GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC State College Realty, LP

	By:	BCC State College Realty GP, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

South Beaver Realty Holdings, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC South Beaver Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Shippensburg Realty Holdings, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Shippensburg Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

IPC (AP) Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

AL (AP) Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Allison Park Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Allison Park Nominee, LP

	By:	Allison Park Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

IPC (HCN) Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

AL (HCN) Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Bloomsburg Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Bloomsburg Nominee, LP

	By:	Bloomsburg Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Sagamore Hills Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Sagamore Hills Nominee, LP

	By:	Sagamore Hills Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Lebanon Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Lebanon Nominee, LP

	By:	Lebanon Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Saxonburg Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Saxonburg Nominee, LP

	By:	Saxonburg Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Loyalsock Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Loyalsock Nominee, LP

	By:	Loyalsock Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

IPC (MT) Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

AL (MT) Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Lewisburg Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Lewisburg Nominee, LP

	By:	Lewisburg Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Hendersonville Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Hendersonville Nominee, LP

	By:	Hendersonville Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Lima Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Lima Nominee, LP

	By:	Lima Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Kingsport Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Kingsport Nominee, LP

	By:	Kingsport Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Xenia Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Xenia Nominee, LP

	By:	Xenia Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Knoxville Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Knoxville Nominee, LP

	By:	Knoxville Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Chippewa Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Chippewa Nominee, LP

	By:	Chippewa Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Dillsburg Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Dillsburg Nominee, LP

By:	Dillsburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

THE TRUSTEE

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Robert T. Jones
Name:	Robert T. Jones
Title:	Vice President & Trust Officer

Annex A

GUARANTORS

Name	Place of Organization or Formation
Ventas MOB Holdings, LLC	Delaware
Ventas Nexcore Holding, LLC	Delaware
Ventas Broadway MOB, LLC	Delaware
Ventas Casper Holdings, LLC	Delaware
Ventas SSL Ontario III, Inc.	Ontario
SZR Mississauga Inc.	Ontario
Ventas SSL Lynn Valley, Inc.	Ontario
SZR Markham Inc.	Ontario
Ventas SSL Beacon Hill, Inc.	Ontario
SZR Richmond Hill Inc.	Ontario
Ventas SSL Ontario II, Inc.	Ontario
Ventas Grantor Trust #2	Delaware
SZR Windsor Inc.	Ontario
SZR Oakville Inc.	Ontario
Ventas SSL Vancouver, Inc.	Ontario
Sunrise of Vancouver Limited	Jersey
SZR of Burlington Inc.	Ontario
Ventas Grantor Trust #1	Delaware
Ventas SSL, Inc.	Delaware
Ventas SSL Holdings, Inc.	Delaware
Ventas SSL Holdings, LLC	Delaware
Sunrise REIT US Holdings, Inc.	Delaware
SZR Willowbrook, LLC	Delaware
SZR US UPREIT THREE, LLC	Delaware
SZR Lincoln Park, LLC	Delaware
SZR North Hills, LLC	Delaware
SZR Westlake Village LLC	Delaware
SZR Yorba Linda, LLC	Delaware

Annex A

Name	Place of Organization or Formation
SZR Columbia, LLC	Delaware
SZR Norwood, LLC	Delaware
SZR Rockville, LLC	Delaware
SZR San Mateo, LLC	Delaware
SZR US Finance, Inc.	Delaware
SZR US Investments, Inc.	Delaware